Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of RealPage, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2010 (the “Report”), I, Stephen T. Winn, Chairman of the Board, Chief Executive Officer and Director of RealPage Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RealPage, Inc.
Date: November 5, 2010

/s/ Stephen T. Winn
Stephen T. Winn
Chairman of the Board, Chief Executive Officer and Director

In connection with the Quarterly Report of RealPage, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2010 (the “Report”), I, Timothy J. Barker, Chief Financial Officer and Treasurer of RealPage, Inc, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RealPage, Inc.
Date: November 5, 2010

/s/ Timothy J. Barker
Timothy J. Barker
Chief Financial Officer